UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2010
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	77-0148231
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2655 Seely Avenue, Building 5
San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On June 18, 2010, Cadence Design Systems, Inc. (“Cadence”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Denali Software, Inc. (“Denali”) pursuant to an Agreement and Plan of Merger, dated May 12, 2010, by and among Cadence, Eagle Subsidiary Corporation, a wholly-owned subsidiary of Cadence, Denali and Mark Gogolewski (solely in his capacity as shareholder agent). This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to include the financial information required under parts (a) and (b) of Item 9.01. The information previously reported in the Initial Form 8-K is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The unaudited condensed consolidated financial statements of Denali for the three months ended March 31, 2010 and audited consolidated financial statements of Denali for the year ended December 31, 2009 are attached as Exhibit 99.01 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet for the three months ended April 3, 2010 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended January 2, 2010 and the three months ended April 3, 2010, giving effect to Cadence’s acquisition of Denali, are attached as Exhibit 99.02 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description

23.01	Consent of Mohler, Nixon & Williams, Independent Registered Public Accounting Firm.

99.01	Unaudited condensed consolidated financial statements of Denali Software, Inc. for the three months ended March 31, 2010 and audited consolidated financial statements of Denali Software, Inc. for the year ended December 31, 2009.

99.02	Unaudited Pro Forma Condensed Combined Balance Sheet for Cadence Design Systems, Inc. and Denali Software, Inc. as of April 3, 2010 and Unaudited Pro Forma Condensed Combined Statements of Operations for Cadence Design Systems, Inc. and Denali Software, Inc. for the fiscal year ended January 2, 2010 and the three months ended April 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 2, 2010

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ Kevin S. Palatnik
Kevin S. Palatnik
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.01	Consent of Mohler, Nixon & Williams, Independent Registered Public Accounting Firm.

99.01	Unaudited condensed consolidated financial statements of Denali Software, Inc. for the three months ended March 31, 2010 and audited consolidated financial statements of Denali Software, Inc. for the year ended December 31, 2009.

99.02	Unaudited Pro Forma Condensed Combined Balance Sheet for Cadence Design Systems, Inc. and Denali Software, Inc. as of April 3, 2010 and Unaudited Pro Forma Condensed Combined Statements of Operations for Cadence Design Systems, Inc. and Denali Software, Inc. for the fiscal year ended January 2, 2010 and the three months ended April 3, 2010.